UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 13, 2013
Date of report (Date of earliest event reported)

Valmont Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Valmont Industries, Inc. (the “Company”), the employment of Richard P. Heyse, Executive Vice President, Chief Financial Officer, ended on August 13, 2013 and Terry J. McClain was named Interim Chief Financial Officer effective August 14, 2013.  The Company and Mr. Heyse entered into a severance agreement which provides for, among other things, severance payments aggregating $121,249.99.  A copy of the severance agreement is attached hereto as Exhibit 10.1 and incorporated herein by this reference.  Information with respect to Mr. McClain’s compensation is set forth on Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Separation Agreement and Release dated August 13, 2013 between Richard P. Heyse and Valmont Industries, Inc.
99.1	Terry J. McClain Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: August 19, 2013

By: /s/ Terry J. McClain
Name: Terry J. McClain
Title: Interim Chief Financial Officer

EXHIBITS

Exhibit	Description
10.1	Separation Agreement and Release dated August 13, 2013 between Richard P. Heyse and Valmont Industries, Inc.

99.1	Terry J. McClain Compensation Summary